SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: October 7, 2002


                            BIO AMERICAN CAPITAL CORP
               ------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Nevada                       000-269071                 93-1118938
------------------------        ----------------             -----------
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


             462 Stevens Avenue, Suite #308, Solana Beach, CA 92075
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (858) 793-5900
                                                     --------------


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Item 1.  Changes in Control of Registrant

                  None.

Item 2.  Acquisition or Disposition of Assets

                  None.



Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Registrants Certifying Accountant

                  None.

Item 5.  Other Events

     1) In July 2002 the company entered into a Plan and Agreement of Reorganization with Bright Star Resources, Inc.. and its shareholders whereby the company might acquire 100% of the issued and outstanding common stock of Bright Star Resources, Inc.. in exchange for shares of common stock of the company. If completed Bright Star Resources, Inc., an Arkansas corporation, would have been merged into the company. Bright Star purportedly owns mineral leases in Colorado in the Raton Basin upon which it hopes to drill coalbed methane wells.

     2)The transaction proposed under the Plan and Agreement of Reorganization with Bright Star has been cancelled by the Board of Directors for(among others) the following reasons:

a) Failure to disclose items of a material nature regarding Bright Star and its purported assets.

b) Failure to provide audited financial statements as required under the Securities & Exchange Act of 1934 and in accordance with GAAP.

c) Lack of accounting controls as required by the Sarbanes-Oxley Act and SEC Regulations promulgated thereunder.

d) Demand that the Agreement be modified to provide more stock to Bright Star shareholders.

e) Non performance by Bright Star.

     3) The Company borrowed $130,000 under promissory notes @ 10% interest for a 90 day term on July 18 2002 from non-affiliated parties with the proceeds to be used to purchase 3 leases in the Raton Basin. The notes were due in full ninety days from loan date. The Company had the right to extend note maturity for an additional 90 days upon payment of $8,000 interest in advance for extension period, and an additional 160,000 warrants to purchases shares @ $.40 per share. The leases were never delivered as required by the security agreement and the lender has notified the company that the loan is in default.

     4) Warrants to purchase a total of 160,000 common shares (post reverse split) at $.40 per share for a period of five years were granted to non affiliates on July 18, 2002, as partial consideration for the loan.

     5) The company intends to rescind the note transactions and the warrant issuance due to failure of the Plan and Agreement transaciton with Bright Star, and non delivery of leases.

Item 6.  Appointment and Resignation of Registrant's officers

     1) On July 18, 2002 the Board accepted the resignation of Leonard Viejo as President and appointed Donald Walker as President.

     2) As of October 3, 2002, Donald A. Walker was removed as President by the Board of Directors.

     3) As of October 3, 2002, Leonard Viejo was appointed as President of the Company.

Item 7.  Financial Statements & Exhibits

                  Financial Statements - None.

                  Exhibits:

                           10.5     Plan and Agreement of Reorganization
                           10.6     Promissory Note
                           10.7     Loan Agreement
                           10.8     Warrants


Item 8.  Change in Fiscal Year

                  None.


Item 9.  Regulation FD Disclosure

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 2002


                            BIO AMERICAN CAPITAL CORP



                                    By: /s/Len Viejo
                                      -----------------------------------
                                       Len Viejo, President